SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Large Company Growth Fund

Effective June 1, 2010, the fund will change its name to DWS Large Cap Focus Growth Fund.

Effective immediately, the following person is added to the portfolio management team, as reflected in the “Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section on page 3 of the fund’s prospectus.

Thomas M. Hynes, Jr., CFA, Director. Portfolio Manager of the fund. Joined the fund in 2010.

Effective immediately, the following person is added to the portfolio management team, as reflected in the ”MANAGEMENT” section on page 7 of the fund’s prospectus.

Thomas M. Hynes, Jr., CFA, Director. Portfolio Manager of the fund. Joined the fund in 2010.

■
Joined Deutsche Asset Management in 1995, served in DB Private Wealth Management from 1995-2004; served as US equity portfolio manager at Citigroup Asset Management from 2004-2007; rejoined Deutsche Asset Management in 2007.

■	Portfolio manager for US Large Cap Equity: New York.

■	BS, Fordham University.

Please Retain This Supplement for Future Reference

 May 7, 2010                                                 [DWS INVESTMENTS LOGO]
DLCGF-3600ST                                                 Deutsche Bank Group